EXHIBIT 99.1
Subject to Revision
Series Term Sheet Dated May 28, 2002


                                   EQUITY ONE
                                   ==========
                             a Popular, Inc. Company

                            $283,048,000 Certificates
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor

                  Equity One Mortgage Pass-Through Trust 2002-3

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2002-3. The Series Term Sheet has been prepared by Wachovia Securities based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                     [LOGO]
                              WACHOVIA SECURITIES

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

Subject to Revision - Series Term Sheet Dated May 28, 2002

                              Offered Certificates
                              --------------------

To 10% Call:
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
                                                                                           Expected Ratings
                                                                                         -----------------------------
                                                                           Expected
               Expected        Interest      Principal     Expected WAL    Principal
   Class      Size(1)(2)         Type          Type           (yrs)         Window        Moody's      S&P      Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-1        $102,000,000   Floating       Senior          1.01       06/02 - 10/04       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-2         $27,000,000    Fixed         Senior          3.00       10/04 - 06/06       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-3         $21,000,000    Fixed         Senior          5.00       06/06 - 08/08       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-4         $14,971,000    Fixed         Senior          7.32       08/08 - 04/10       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AV-1         $78,451,000   Floating       Senior          2.95       06/02 - 04/10       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  M-1         $15,568,000    Fixed        Mezzanine        5.21       08/05 - 04/10        AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  M-2         $11,322,000    Fixed        Mezzanine        5.18       07/05 - 04/10        A          A2          A
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  B-1          $8,775,000    Fixed       Subordinate       5.17       06/05 - 04/10       BBB+       Baa2        BBB+
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  B-2          $3,961,000    Fixed       Subordinate       5.16       06/05 - 04/10       BBB        Baa3        BBB
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------






To Maturity:
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- --------
                                                                                              Expected Ratings
                                                                                         ----------------------------
                                                                           Expected
                Expected       Interest      Principal     Expected WAL    Principal
   Class         Size(1)         Type          Type           (yrs)         Window        Moody's     SP       Fitch
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-1        $102,000,000   Floating       Senior          1.01       06/02 - 10/04       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-2         $27,000,000    Fixed         Senior          3.00       10/04 - 06/06       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-3         $21,000,000    Fixed         Senior          5.00       06/06 - 08/08       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AF-4         $14,971,000    Fixed         Senior          7.62       08/08 - 12/11       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
 AV-1         $78,451,000   Floating       Senior          3.55       06/02 - 12/17       AAA         Aaa        AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  M-1         $15,568,000    Fixed        Mezzanine        5.73       08/05 - 08/15        AA         Aa2         AA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  M-2         $11,322,000    Fixed        Mezzanine        5.65       07/05 - 02/15        A          A2          A
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  B-1          $8,775,000    Fixed       Subordinate       5.52       06/05 - 09/13       BBB+       Baa2        BBB+
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------
  B-2          $3,961,000    Fixed       Subordinate       5.31       06/05 - 10/11       BBB        Baa3        BBB
------------ ---------------- ----------- --------------- ------------- ---------------- --------- --------- ---------

(1)  Size is subject to a permitted  variance in the  aggregate of plus or minus
     5%.
(2) The Last Scheduled Distribution Date for all Offered Certificates is the Distribution Date in November 2032.

                                    Structure
                                    ---------
o A senior/subordinate structure whereby realized losses on the underlying mortgages will be allocated in the following order of priority: (i) to the overcollateralization amount described herein, (ii) to the Class B-2 Certificates, (iii) to the Class B-1 Certificates, (iv) to the Class M-2 Certificates, and (v) to the Class M-1 Certificates.
o Generally, a portion of losses on mortgage loans with a loan-to-value ratio in excess of 80% will be covered by a primary mortgage insurance policy provided by Mortgage Guaranty Insurance Corporation.
o A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1 Certificates.
o Each of the Offered Certificates other than the Class AV-1 Certificates will be subject to a Pool Cap on its pass-through rate. The pass-through rate for the Class AV-1 Certificates will be subject to the Class AV-1 Cap.
o After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.

                                  Pricing Speed
                                  -------------

Fixed Rate Mortgage Loans: 100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in month twelve, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans: 100% PPC assumes 28% CPR.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002


                          Wachovia Securities Contacts
                          ----------------------------

    Trading / Syndicate            Phone          E-mail
    -------------------            -----          ------
    Chris Choka                 (704) 383-8267    chris.choka@wachovia.com
    Mark Adamson                (704) 383-7727    mark.adamson@wachovia.com

    Mortgage Finance
    ----------------
    Mike Ciuffo                 (704) 715-1170    michael.ciuffo@wachovia.com
    Jon Riber                   (704) 383-7203    jon.riber@wachovia.com
    David Lyle                  (704) 715-8131    david.lyle@wachovia.com

    Structuring
    -----------
    Serkan Erikci               (704) 715-1263    serkan.erikci@wachovia.com
    Barbara Smith               (704) 383-8614    barbaram.smith@wachovia.com

    Collateral Analytics
    --------------------
    Ken Nanney                  (704) 715-1068    ken.nanney@wachovia.com

    ABS Research
    ------------
    Inna Koren                  (212) 909-0082    inna.koren@wachovia.com


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2002-3.

Offered Certificates:         Class AF-1, Class AF-2, Class AF-3, Class AF-4 and
                              Class AV-1 Certificates (the "Senior Certificates"
                              or  "Class A  Certificates");  Class M-1 and Class
                              M-2 Certificates (the "Mezzanine  Certificates" or
                              "Class M  Certificates"),  Class B-1 and Class B-2
                              Certificates   (the  "Class  B  Certificates"  and
                              together with the Mezzanine Certificates, the "Subordinated Certificates").

Retained Certificates:        Class  R and  Class  X  Certificates  will  not be
                              offered.

Seller/Servicer:              Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          JPMorgan Chase Bank.

Rating Agencies:              Moody's  Investors  Service,   Inc.   ("Moody's"),
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch, Inc. ("Fitch").

Mortgage Insurance Provider:  Mortgage Guaranty Insurance Corporation ("MGIC").

Underwriter:                  Wachovia Securities.

Closing Date:                 On or about June 14, 2002.

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The Class  AF-1 and Class AV-1  Certificates  will
                              settle with no accrued interest (settle flat) and the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2, Class B-1 and Class B-2 Certificates will settle with accrued interest.


Distribution Date:            The  25th of each  month,  or if such day is not a
                              business day, the next succeeding business day, commencing on June 25, 2002.

Record Date:                  With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates, the last business day prior to the applicable Distribution Date and with respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2, Class B-1 and Class B-2 Certificates, the last business day in the month preceding the applicable Distribution Date. With respect to the Class AF-1 and Class AV-1 Certificates, the Record
                              Date for the first Distribution Date is the last business day prior to the Distribution Date in June 2002. With respect to the Class AF-2, Class
                              AF-3, Class AF-4, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, the Record Date for the first Distribution Date is the Closing Date.

Payment Delay:                None   for  the   Class   AF-1  and   Class   AV-1
                              Certificates and 24 days for the Class AF-2, Class
                              AF-3, Class AF-4, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates.

Day Count:                    With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates, actual/360 and with respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2,  Class B-1 and Class B-2  Certificates,
                              30/360.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002


Administrative Fees:          With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled to a Trustee Fee equal to
                              1/12 of 0.02% of the aggregate  principal  balance
                              of  the  mortgage  loans,  plus  any  reimbursable
                              amounts.  With respect to each Distribution  Date,
                              the Servicer  will be entitled to a Servicing  Fee
                              equal to 1/12 of 0.50% of the aggregate  principal
                              balance   of  the   mortgage   loans,   plus   any
                              reimbursable  amounts. The sum of the Trustee Fee,
                              the  Servicing  Fee  and  any  fees  owed  to  the
                              Mortgage   Insurance   Provider  shall  equal  the
                              Administrative Fees.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                              Date ("Cut-off Date Principal Balance").

Denomination:                 $25,000  minimum and multiples of $1,000 in excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA, so long as the plan is a "Qualified Plan Investor" and certain conditions are met.

SMMEA Eligibility:            The  Offered   Certificates   will  not  be  SMMEA
                              eligible.


Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered   Certificates   will  be   designated  as
                              "regular interests" in a REMIC. Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on April 30, 2002.

Mortgage Loan Pool:           The  mortgage  loan  pool  will  consist  of 3,213
                              closed-end   mortgage   loans  with  an  aggregate
                              principal balance of  $283,048,467.73  (the "Total
                              Mortgage Loans") as of the Cut-off Date. The Total
                              Mortgage  Loans  will be  divided  into  two  loan
                              groups,  Group  I  Mortgage  Loans  and  Group  II
                              Mortgage  Loans.  The Group I Mortgage  Loans will
                              consist of 2,559 fixed rate mortgage loans with an
                              aggregate  principal balance of $204,597,209.13 as
                              of the Cut-off Date.  The Group II Mortgage  Loans
                              will consist of 654 adjustable rate mortgage loans
                              with   an   aggregate    principal    balance   of
                              approximately  $78,451,258.60  as of  the  Cut-off
                              Date.  The Group I Mortgage  Loans are  secured by
                              first  and  second  liens  on one- to  four-family
                              dwellings    ("Residential    Loans")    and    on
                              multi-family   properties  and  structures   which
                              contain both residential dwelling units and space used for retail, professional or other commercial uses ("Mixed Use Loans"). The Group II Mortgage
                              Loans are  secured by first  liens on  Residential
                              Loans.

                              The collateral information presented in this Series Term Sheet regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With  respect to any  Distribution  Date means the
                              calendar month prior to the month in which such Distribution Date occurs.

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Certificates includes: excess

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                              interest,  overcollateralization,   subordination,
                              and mortgage insurance. In addition, the trust will include a yield maintenance agreement for the benefit of the Class AV-1 Certificates.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the mortgage insurance fee, (b) the Servicing Fee, (c) the Trustee Fee, and (d) the weighted average pass-through rate on the Offered Certificates, which results in excess interest. On each Distribution Date, excess interest generated during the related collection period will be available to cover losses and build overcollateralization on such Distribution Date.

                              Overcollateralization. Excess interest will be applied, to the extent available, to make accelerated payments of principal to the certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the mortgage loans,
                              resulting        in         overcollateralization.
                              Overcollateralization will be used to cover losses on the mortgage loans. Overcollateralization shall initially be approximately zero and grow to a target of approximately [2.60]% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, the overcollateralization amount shall equal the lesser of (1) approximately [2.60]% of the Cut-off Date Pool Principal Balance and (2) the greater of approximately [5.20]% of the Pool Principal Balance as of the last day of the related Due Period and [0.50]% of the Cut-off Date Pool Principal Balance.

                              Subordination. The Class B Certificates are subordinate to and provide credit enhancement for the Class A Certificates and the Class M Certificates. The Class M Certificates are subordinate to and provide credit enhancement for the Class A Certificates. The Class B-2 Certificates are subordinate to and provide credit enhancement for the Class B-1 Certificates. The Class B-1 Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates. The Class M-2 are subordinate to and provide credit enhancement for the Class M-1 Certificates.

                              Credit support offered by subordination is as follows:

                       Certificates  Prior to Stepdown Date  After Stepdown Date
                       ------------  ----------------------  -------------------
                       Class A                 [14.00]%              [33.20]%
                       Class M-1                [8.50]%              [22.20]%
                       Class M-2                [4.50]%              [14.20]%
                       Class B-1                [1.40]%               [8.00]%
                       Class B-2                    -                 [5.20]%

                              Mortgage Insurance. Generally, mortgage loans with a loan-to-value ratio in excess of 80% are covered by an insurance policy issued by MGIC (such loans are the "Insured Mortgage Loans"). MGIC shall insure a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 80% of the original loan-to-value ratio of such mortgage loan. Approximately 29.37% of the Total Mortgage Loans as of the Cut-off Date are insured by MGIC. Approximately 88.01% of the Total Mortgage Loans as of the Cut-off Date that have a loan-to-value ratio in excess of 80% are insured.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

Yield Maintenance Agreement:  The  trust  will   include  a  yield   maintenance
                              agreement between a third party and the Trustee on
                              behalf  of  the   holders   of  the   Class   AV-1
                              Certificates. Payments under the yield maintenance
                              agreement  will be deposited  into a reserve fund.
                              On  each  Distribution  Date,  to  the  extent  of
                              amounts  in  the  reserve  fund,   funds  will  be
                              withdrawn from the reserve fund and distributed to the Class AV-1 Certificates to cover any interest and principal that was not covered by excess interest and to cover certain amounts owed to the Class AV-1 Certificates from prior Distribution
                              Dates as a result of limiting their pass-through rate to the Class AV-1 Cap.


                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual Period:      For  each  Distribution  Date  and  each  class of
                              Offered  Certificates,  other  than the Class AF-1
                              Certificates and the Class AV-1 Certificates,  the
                              Interest Accrual Period will be from and including the first day of the month preceding the related
                              Distribution Date to and including the last day of such month, and all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                              With respect to the Class AF-1 Certificates and the Class AV-1 Certificates, the Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to such Distribution Date, and all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and on a 360-day year.


Interest Distributions:       On  each  Distribution  Date,   interest  will  be
                              remitted in the  following  order of priority,  to
                              the extent available:
                              (i)       to the  payment  of  any  Administrative
                                        Fees;
                              (ii)      concurrently,  to the Class AF-1,  Class
                                        AF-2,  Class AF-3,  Class AF-4 and Class
                                        AV-1   Certificates,   pro   rata,   the
                                        applicable Accrued Certificate  Interest
                                        for such Distribution Date;
                              (iii)     concurrently,  to the Class AF-1,  Class
                                        AF-2,  Class AF-3,  Class AF-4 and Class
                                        AV-1   Certificates,   pro   rata,   the
                                        applicable interest carry forward amount
                                        for the Class  AF-1,  Class AF-2 , Class
                                        AF-3,   Class   AF-4  and   Class   AV-1
                                        Certificates, respectively;
                              (iv)      to  the  Class  M-1  Certificates,   the
                                        Accrued Certificate Interest thereon for
                                        such Distribution Date;
                              (v)       to  the  Class  M-2  Certificates,   the
                                        Accrued Certificate Interest thereon for
                                        such Distribution Date;
                              (vi)      to  the  Class  B-1  Certificates,   the
                                        Accrued Certificate Interest thereon for
                                        such Distribution Date;
                              (vii)     to  the  Class  B-2  Certificates,   the
                                        Accrued Certificate Interest thereon for
                                        such Distribution Date;
                              (viii)    any  remaining  amount to be  applied as
                                        the "Monthly Excess Interest Amount";
                              (ix)      the  amount,  if  any,  remaining  after
                                        applications   with   respect   to   the
                                        priorities set forth above will be used to pay unpaid interest carry forward amounts and realized losses;
                              (x)       to the Class X and Class R Certificates,
                                        any remaining amounts as described in the Pooling and Servicing Agreement.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

Accrued Certificate Interest: For each  class of Offered  Certificates  and each
                              Distribution Date means an amount equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of Certificates, minus each Class' Interest Percentage of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.

Class AV-1 Cap:               For any  Distribution  Date will  equal the sum of
                              (i) the Pool Cap and (ii) a fraction (expressed as a percentage) (A) the numerator of which is the lesser of (1) the product of the excess, if any, of the weighted average Net Mortgage Rate of the Group II Mortgage Loans over the Pool Cap and the certificate principal balance of the Class AV-1
                              Certificates (prior to the distribution of any principal on such Distribution Date) and (2) the sum of (a) the product of the excess, if any, of the Pool Cap over the weighted average of the Pass-Through Rates of the Certificates (other than the Class AV-1 and Class X Certificates) (weighted on the basis of their respective certificate principal balances prior to the distribution of any principal on such Distribution Date) and the aggregate certificate principal balance of the Certificates (other than the Class AV-1 and Class
                              X  Certificates)  and (b) the  product of the Pool
                              Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual
                              Period) and (B) the denominator of which is the certificate principal balance of the Class AV-1
                              Certificates.

Pool Cap:                     For any Distribution  Date will equal the weighted
                              average of the Net Mortgage Rates, weighted on the basis of the mortgage loan balances as of the first day of the related Collection Period. The
                              Net Mortgage Rate of any mortgage loan is its mortgage rate, less the sum of the Servicing Fee, the Trustee Fee and any mortgage insurance fees.

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AV-1 Pass  Through  Rate is  subject to the
                              Class AV-1 Cap, the Class AV-1 Certificates will be entitled to receive, from amounts otherwise paid to the Class X Certificates, an amount equal to the product of (a) excess of (i) the Pass
                              Through Rate the Class AV-1 Certificate would have received if it was not subject to the Class AV-1
                              Cap  (subject to a maximum  rate of [14]%),  minus
                              (ii) the Class AV-1 Cap, and (b) the certificate principal balance of the Class AV-1 Certificates.

Class AF-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AF-1 Pass  Through  Rate is  subject to the
                              Pool Cap,  the  Class  AF-1  Certificates  will be
                              entitled to receive,  from amounts  otherwise paid
                              to the Class X  Certificates,  an amount  equal to
                              the product of (a) excess of (i) the Pass  Through
                              Rate  the  Class  AF-1  Certificates   would  have
                              received  if it was not  subject  to the  Pool Cap
                              (subject to a maximum rate of [10]%), minus (ii) the Pool Cap, and (b) the certificate principal balance of the Class AF-1 Certificates.


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

Pass-Through Rate:            With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR for the related interest accrual period plus a margin, which will be set at pricing. With respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2, Class B-1 and Class B-2 Certificates and any Distribution Date, a per annum rate, which will be fixed at pricing.

                              After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.


                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

Group I Principal Percentage: With  respect  to any  Distribution  Date  and the
                              Class AF-1, Class AF-2, Class AF-3, and Class AF-4 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans for the related Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II Mortgage Loans for the related Collection Period.

Group II Principal
Percentage:                   With  respect  to any  Distribution  Date  and the
                              Class AV-1 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group II Mortgage Loans for the related
                              Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II
                              Mortgage Loans for the related Collection Period.

Senior Certificate Principal
Distribution Amount:          As of any  Distribution  Date before the  Stepdown
                              Date or if a Trigger Event is in effect, the Class
                              AF-1,  Class  AF-2,  Class  AF-3  and  Class  AF-4
                              Certificates will be entitled to receive the Group
                              I   Principal    Percentage   of   the   Principal
                              Distribution  Amount for such Distribution Date in
                              the priorities  described below and the Class AV-1
                              Certificates will be entitled to receive the Group
                              II   Principal   Percentage   of   the   Principal
                              Distribution Amount for such Distribution Date, until the certificate principal balances thereof have been reduced to zero. As of any Distribution
                              Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                              (x) the sum of the certificate principal balances of the Class AF-1, Class AF-2, Class AF-3, Class
                              AF-4 and Class AV-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
                              (A) the  product of (i)  approximately  66.80% and
                              (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection
                              Period  minus  the  product  of (i)  approximately
                              0.50% and (ii) the Pool  Balance as of the Cut-off
                              Date.

Class M-1 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the sum of (i) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Senior Certificate Principal
                              Distribution Amount on such Distribution Date) and
                              (ii) the

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                              certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 77.80% and (ii) the Pool Balance as of the last day of the related Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.


Class M-2 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution Amount on such Distribution Date) and
                              (iii) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.80% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.


Class B-1 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  certificate  principal  balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution Amount on such Distribution Date), and (iv) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.00% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class B-2 Principal
Distribution Amount:          As  of  any  Distribution  Date  on or  after  the
                              Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  certificate  principal  balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iv)  the  certificate  principal  balance  of the
                              Class B-1 Certificates  (after taking into account
                              the   payment   of   the   Class   B-1   Principal
                              Distribution Amount on such Distribution Date) and
                              (v) the certificate principal balance of the Class
                              B-2   Certificates   immediately   prior  to  such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.80% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.


Pool Balance:                 As of any Distribution Date, the sum of the unpaid
                              principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

Extra Principal Distribution
Amount: As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such
                              Distribution       Date      and      (y)      the
                              Overcollateralization Deficiency for such Distribution Date.

Overcollateralization
Deficiency:                   As of any Distribution  Date, the excess,  if any,
                              of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              overcollateralization amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the certificate  principal balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal  Distribution Amount)
                              on such  Distribution  Date,  but  prior to taking
                              into account any applied  realized loss amounts on
                              such  Distribution   Date.

Overcollateralization Release
Amount: With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and
                              (y) the excess, if any, of (i) the overcollateralization amount for such Distribution Date, assuming that 100% of the Principal
                              Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Principal Distribution
Amount: As of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus the Overcollateralization Release Amount, if any) and
                              (ii) the Extra Principal Distribution Amount, if any.

Principal Remittance Amount:  With respect to any Distribution  Date, the amount described in the Pooling and Servicing Agreement.

Stepdown Date:                The earlier to occur of (i) the Distribution  Date
                              on  which  the  aggregate   certificate  principal
                              balance of the Senior Certificates is reduced to zero, and (ii) the later to occur of (a) the Distribution Date in June 2005 and (b) the first
                              Distribution Date on which the Senior  Enhancement
                              Percentage  is greater than or equal to the Senior
                              Specified Enhancement Percentage.

Senior Enhancement
Percentage:                   For  any  Distribution   Date  is  the  percentage
                              obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  certificate  principal  balance  of the
                              Subordinated    Certificates    and    (ii)    the
                              overcollateralization  amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the pool balance as of the last day of the related Collection Period.

Senior Specified Enhancement
Percentage:                   On  any  date  of   determination   thereof  means
                              approximately 33.20%.


Trigger Event:                A Trigger  Event  will be deemed to have  occurred
                              upon the occurrence of certain pool performance related events as specified in the Pooling and Servicing Agreement.


Principal Distribution
Priorities on or after the
Stepdown Date:                With respect to each  Distribution  Date (a) on or
                              after the Stepdown Date and (b) as long

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                              as a Trigger Event is not in effect, the holders of all classes of certificates will be entitled to receive payments of principal, in the order of priority and in the amounts set forth below:

                              first, concurrently as follows: (i) the Group I Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero and then to the Class AV-1 Certificates, until the certificate principal balance of such class has been reduced to zero; and (ii) the Group II Principal Percentage of the lesser of (x) the Principal Distribution Amount and (y) the Senior Certificate Principal Distribution Amount will be distributed to the Class AV-1 Certificates, until the certificate principal balance of such class has been reduced to zero and then sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero;

                              second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Senior Certificates in priority first above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates in priority first above and the amount distributed to the Class M-1 Certificates in priority second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                              fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to priority second above and the amount distributed to the Class M-2 Certificates pursuant to priority third above and (y) the Class B-1 Principal Distribution Amount will be distributed to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              fifth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Senior Certificates pursuant to priority first above, the amount distributed to the Class M-1 Certificates pursuant to priority second above and the amount distributed to the Class M-2 Certificates pursuant to priority third above and the amount distributed to the Class B-1 Certificates pursuant to priority fourth above (y) the Class B-2 Principal Distribution Amount will be distributed to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                              sixth, any remaining Principal Distribution Amount will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "Application of Monthly Excess Cashflow Amounts."

Application of Monthly Excess
Cashflow Amounts:             On any  Distribution  Date, the sum of the Monthly
                              Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  Principal
                              Distribution    Amount    (without    duplication)
                              remaining  after  principal  distributions  on the
                              Offered   Certificates   is  the  "Monthly  Excess
                              Cashflow Amount", which is required to be applied

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                              in the following order of priority (the "Monthly Excess Cashflow Allocation") on such Distribution
                              Date:

                              first, to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;

                              second, to fund the remaining interest carry forward amounts for the classes of Senior Certificates, if any, pro rata, among the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates;

                              third, to fund the Extra Principal Distribution Amount for such Distribution Date;

                              fourth, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-1 Certificates;

                              fifth, to fund the interest carry forward amount for the Class M-1 Certificates, if any;

                              sixth, to fund the Class M-1 applied realized loss amount for such Distribution Date;

                              seventh, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class M-2 Certificates;

                              eighth, to fund the interest carry forward amount for the Class M-2 Certificates, if any;

                              ninth, to fund the Class M-2 applied realized loss amount for such Distribution Date;

                              tenth, to fund any remaining Accrued Certificate Interest for such Distribution Date for the Class B-1 Certificates;

                              eleventh, to fund the interest carry forward amount for the Class B-1 Certificates, if any;

                              twelfth , to fund the Class B-1 applied realized loss amount for such Distribution Date;

                              thirteenth,   to  fund   any   remaining   Accrued
                              Certificate Interest for such Distribution Date for the Class B-2 Certificates;

                              fourteenth, to fund the interest carry forward amount for the Class B-2 Certificates, if any;

                              fifteenth, to fund the Class B-2 applied realized loss amount for such Distribution Date;

                              sixteenth, from amounts payable to the Class X Certificates, any Class AV-1 Carryover or Class AF-1 Carryover in the order specified in the Pooling and Servicing Agreement; and

                              seventeenth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS



Summary Statistics
-------------------------------------------------------------------------------
Cut-Off Date Principal Balance                                 $283,048,467.73
   Number of Mortgage Loans                                              3,213
   Minimum                                                           $2,049.87
   Maximum                                                         $498,775.45
   Average                                                          $88,094.76
LTV Ratio
   Minimum                                                               3.45%
   Maximum                                                             100.00%
   Weighted Average                                                     75.02%
Mortgage Rate
   Minimum                                                              6.875%
   Maximum                                                             16.990%
   Weighted Average                                                     9.384%
Remaining Term
   Minimum                                                            8 Months
   Maximum                                                          360 Months
   Weighted Average                                                 266 Months
Seasoning
   Minimum                                                            0 Months
   Maximum                                                           96 Months
   Weighted Average                                                  11 Months
Product Type
   Fully Amortizing Fixed Rate Mortgage Loans                           41.69%
   Fully Amortizing Adjustable Rate Mortgage Loans                      27.72%
   Fixed Rate Balloon Mortgage Loans                                    30.60%
Lien Position
   First                                                                91.51%
   Second                                                                8.49%
Property Type
   Residential                                                          98.87%
   Mixed-Use(1)                                                          1.13%
Occupancy Status
   Owner Occupied                                                       90.11%
   Non-Owner Occupied                                                    9.89%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                          9.92%
   New Jersey                                                            8.63%
   New York                                                              7.40%
   California                                                            6.75%
   North Carolina                                                        5.59%
   Number of States                                                         42
   Largest Zip Code Concentration (MT / 59901)                           0.46%
% of Loans with Prepayment Penalties                                    64.16%
-------------------------------------------------------------------------------

(1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 0.98% and 0.15% of the Aggregate Principal Balance, respectively.

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 6.501 -  7.000                                                        27               $3,855,321.42           1.36%
 7.001 -  7.500                                                       132               16,992,857.78           6.00
 7.501 -  8.000                                                       292               36,520,367.18          12.90
 8.001 -  8.500                                                       310               37,600,641.88          13.28
 8.501 -  9.000                                                       423               47,046,155.28          16.62
 9.001 -  9.500                                                       335               34,179,094.80          12.08
 9.501 - 10.000                                                       384               35,787,710.37          12.64
10.001 - 10.500                                                       287               22,826,476.72           8.06
10.501 - 11.000                                                       227               15,807,561.81           5.58
11.001 - 11.500                                                       127                8,094,252.83           2.86
11.501 - 12.000                                                       158                8,161,382.82           2.88
12.001 - 12.500                                                       129                4,295,091.40           1.52
12.501 - 13.000                                                        94                3,444,313.88           1.22
13.001 - 13.500                                                        69                2,257,841.81           0.80
13.501 - 14.000                                                       149                3,937,039.03           1.39
14.001 - 14.500                                                        41                1,308,831.53           0.46
14.501 - 15.000                                                        19                  650,944.98           0.23
15.001 - 15.500                                                         6                  217,343.64           0.08
15.501 - 16.000                                                         3                   27,626.71           0.01
16.501 - 17.000                                                         1                   37,611.86           0.01
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Loan-To-Value Ratio (%)                                Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 0.001 -   5.000                                                        7                  $59,547.95           0.02%
 5.001 -  10.000                                                       57                1,176,578.23           0.42
10.001 -  15.000                                                       99                2,581,325.62           0.91
15.001 -  20.000                                                      364                9,906,797.47           3.50
20.001 -  25.000                                                       97                4,016,830.73           1.42
25.001 -  30.000                                                       69                3,453,450.82           1.22
30.001 -  35.000                                                       57                2,647,478.48           0.94
35.001 -  40.000                                                       29                2,191,485.71           0.77
40.001 -  45.000                                                       21                1,553,839.38           0.55
45.001 -  50.000                                                       53                3,258,589.06           1.15
50.001 -  55.000                                                       38                3,259,725.68           1.15
55.001 -  60.000                                                       70                5,889,129.93           2.08
60.001 -  65.000                                                       90                7,613,410.01           2.69
65.001 -  70.000                                                      168               15,025,425.35           5.31
70.001 -  75.000                                                      303               28,930,349.31          10.22
75.001 -  80.000                                                      744               74,433,734.21          26.30
80.001 -  85.000                                                      304               37,741,909.74          13.33
85.001 -  90.000                                                      442               54,750,241.17          19.34
90.001 -  95.000                                                      136               16,856,130.24           5.96
95.001 - 100.000                                                       65                7,702,488.64           2.72
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
      0.01 -  25,000.00                                               465               $8,341,252.70           2.95%
 25,000.01 -  50,000.00                                               656               24,311,931.15           8.59
 50,000.01 -  75,000.00                                               582               36,097,378.21          12.75
 75,000.01 - 100,000.00                                               468               40,913,790.59          14.45
100,000.01 - 125,000.00                                               351               39,259,025.17          13.87
125,000.01 - 150,000.00                                               228               31,071,372.57          10.98
150,000.01 - 175,000.00                                               150               24,256,951.78           8.57
175,000.01 - 200,000.00                                                90               16,816,933.44           5.94
200,000.01 - 225,000.00                                                58               12,188,492.13           4.31
225,000.01 - 250,000.00                                                39                9,223,868.94           3.26
250,000.01 - 275,000.00                                                32                8,451,220.04           2.99
275,000.01 - 300,000.00                                                28                8,057,827.46           2.85
300,000.01 - 325,000.00                                                18                5,560,309.60           1.96
325,000.01 - 350,000.00                                                13                4,384,226.44           1.55
350,000.01 - 375,000.00                                                13                4,718,208.30           1.67
375,000.01 - 400,000.00                                                10                3,906,406.37           1.38
400,000.01 - 425,000.00                                                 2                  835,924.28           0.30
425,000.01 - 450,000.00                                                 2                  881,277.44           0.31
450,000.01 - 475,000.00                                                 6                2,783,560.06           0.98
475,000.01 - 500,000.00                                                 2                  988,511.06           0.35
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
No Prepayment Penalty                                               1,444             $101,446,465.07           35.84%
6                                                                       2                  231,155.45            0.08
12                                                                    153               20,402,240.53            7.21
18                                                                      1                  182,490.68            0.06
24                                                                    403               45,982,455.01           16.25
30                                                                      3                  311,649.62            0.11
36                                                                    862               81,854,135.69           28.92
42                                                                     11                1,287,552.52            0.45
48                                                                      3                  266,267.49            0.09
60                                                                    331               31,084,055.67           10.98
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73          100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
  1 -  12                                                              15               $1,274,117.78           0.45%
 13 -  24                                                              14                1,677,876.27           0.59
 25 -  36                                                              13                1,201,672.50           0.42
 37 -  48                                                               6                  310,663.15           0.11
 49 -  60                                                               6                  242,790.99           0.09
 61 -  72                                                               7                  246,908.81           0.09
 73 -  84                                                               7                  146,970.66           0.05
 85 -  96                                                              13                  552,032.96           0.20
 97 - 108                                                              31                1,090,992.43           0.39
109 - 120                                                              48                3,492,773.23           1.23
121 - 132                                                              40                1,551,128.01           0.55
133 - 144                                                              36                2,485,043.43           0.88
145 - 156                                                             180                9,935,145.17           3.51
157 - 168                                                             397               18,660,128.91           6.59
169 - 180                                                             837               70,277,980.56          24.83
181 - 192                                                               6                  365,441.20           0.13
193 - 204                                                              20                1,076,937.98           0.38
205 - 216                                                              59                3,177,662.77           1.12
217 - 228                                                              77                4,841,232.04           1.71
229 - 240                                                             125                8,756,535.62           3.09
253 - 264                                                               1                  105,384.88           0.04
277 - 288                                                               2                  315,142.14           0.11
289 - 300                                                               1                  312,875.02           0.11
301 - 312                                                               2                  218,904.33           0.08
313 - 324                                                              19                2,344,715.02           0.83
325 - 336                                                             132               11,415,688.64           4.03
337 - 348                                                             491               55,862,751.46          19.74
349 - 360                                                             628               81,108,971.77          28.66
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Occupancy Status                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Owner Occupied                                                      2,850             $255,047,246.21          90.11%
Non-Owner Occupied                                                    363               28,001,221.52           9.89
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Credit Grade                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
A                                                                   2,384             $205,468,632.46           72.59%
B                                                                     653               61,459,409.41           21.71
C                                                                     176               16,120,425.86            5.70
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73          100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
FICO Score                                             Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Not Available                                                          14                 $611,608.83           0.22%
526 - 550                                                             172               15,382,997.19           5.43
551 - 575                                                             264               26,373,898.88           9.32
576 - 600                                                             414               40,773,401.69          14.41
601 - 625                                                             637               54,690,671.78          19.32
626 - 650                                                             661               56,048,334.22          19.80
651 - 675                                                             451               39,298,795.24          13.88
676 - 700                                                             268               20,929,250.30           7.39
701 - 725                                                             143               12,201,796.17           4.31
726 - 750                                                             106                9,565,734.85           3.38
751 - 775                                                              56                4,871,752.55           1.72
776 - 800                                                              22                1,922,842.61           0.68
801 - 825                                                               4                  232,072.68           0.08
826 - 850                                                               1                  145,310.74           0.05
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Documentation Type                                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Full Doc                                                            2,758             $232,188,038.25          82.03%
SI                                                                    191               21,697,198.85           7.67
Lite Doc                                                              186               18,406,177.76           6.50
AIV                                                                    78               10,757,052.87           3.80
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Property Type                                          Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Residential                                                         3,192             $279,849,174.96           98.87%
Mixed-Use                                                              21                3,199,292.77            1.13
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73          100.00%
                                                   =======================    ========================    =========================

Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 0.98%% and 0.15% of the Aggregate Principal Balance, respectively.


                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Loan Purpose                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Refinance (Cash-out)                                                1,347             $129,792,644.30           45.86%
Purchase                                                            1,089               80,801,511.88           28.55
Refinance (Rate/Term)                                                 673               64,855,807.71           22.91
Unknown                                                               104                7,598,503.84            2.68
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73          100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                         Number of                   Aggregate                    Aggregate
Geographic Location                                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Pennsylvania                                                          406              $28,086,942.28           9.92%
New Jersey                                                            226               24,438,316.68           8.63
New York                                                              175               20,944,728.79           7.40
California                                                            155               19,094,185.89           6.75
North Carolina                                                        193               15,818,740.30           5.59
Missouri                                                              179               13,305,568.98           4.70
Ohio                                                                  149               12,227,627.60           4.32
Maryland                                                              111               10,364,447.23           3.66
Illinois                                                               89                9,655,160.35           3.41
Florida                                                               137                9,559,437.27           3.38
Nevada                                                                 83                8,119,481.01           2.87
Massachusetts                                                          73                7,787,587.97           2.75
South Dakota                                                          107                7,417,548.67           2.62
Kansas                                                                 83                7,286,766.39           2.57
Washington                                                             58                6,012,212.89           2.12
Arizona                                                                61                5,912,869.27           2.09
New Mexico                                                             54                5,882,733.46           2.08
Colorado                                                               56                5,688,937.94           2.01
Georgia                                                                66                5,661,580.79           2.00
Michigan                                                               68                5,464,178.04           1.93
Minnesota                                                              44                5,240,117.04           1.85
Delaware                                                               52                4,796,184.49           1.69
South Carolina                                                         58                4,350,344.92           1.54
Indiana                                                                59                4,203,234.42           1.48
Tennessee                                                              60                4,092,178.91           1.45
Wisconsin                                                              42                3,702,451.90           1.31
Montana                                                                28                3,263,833.66           1.15
Oregon                                                                 33                3,162,006.56           1.12
Iowa                                                                   63                3,042,246.11           1.07
Connecticut                                                            25                2,371,424.50           0.84
Virginia                                                               29                2,310,820.62           0.82
Utah                                                                   26                2,251,480.42           0.80
Nebraska                                                               46                2,247,204.73           0.79
Kentucky                                                               24                1,946,739.92           0.69
Idaho                                                                  20                1,793,091.41           0.63
Oklahoma                                                               26                1,578,455.24           0.56
Rhode Island                                                           17                1,568,196.39           0.55
New Hampshire                                                          15                1,327,530.80           0.47
Texas                                                                   6                  501,100.97           0.18
Maine                                                                   5                  288,728.20           0.10
Vermont                                                                 3                  177,101.64           0.06
North Dakota                                                            3                  104,943.08           0.04
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               3,213             $283,048,467.73         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS



Summary Statistics
---------------------------------------------------------------------------
Cut-off Date Principal Balance                             $204,597,209.13
   Number of Mortgage Loans                                          2,559
   Minimum                                                       $2,049.87
   Maximum                                                     $498,775.45
   Average                                                      $79,952.02
LTV Ratio
   Minimum                                                           3.45%
   Maximum                                                         100.00%
   Weighted Average                                                 72.45%
Mortgage Rate
   Minimum                                                          6.875%
   Maximum                                                         16.990%
   Weighted Average                                                 9.412%
Remaining Term
   Minimum                                                        8 Months
   Maximum                                                      360 Months
   Weighted Average                                             233 Months
Seasoning
   Minimum                                                        0 Months
   Maximum                                                       96 Months
   Weighted Average                                              12 Months
Product Type
   Fully Amortizing Fixed Rate Mortgage Loans                       57.67%
   Fixed Rate Balloon Mortgage Loans                                42.33%
Lien Position
   First                                                            88.25%
   Second                                                           11.75%
Property Type
   Residential                                                      98.44%
   Mixed-Use(1)                                                      1.56%
Occupancy Status
   Owner Occupied                                                   88.66%
   Non-Owner Occupied                                               11.34%
Geographic Concentration (> 5.00%)
   Pennsylvania                                                     11.31%
   New York                                                          9.96%
   New Jersey                                                        9.61%
   North Carolina                                                    5.87%
   Missouri                                                          5.84%
   California                                                        5.37%
   Ohio                                                              5.09%
   Number of States                                                     42
   Largest Zip Code Concentration (NJ / 08226)                       0.54%
% of Loans with Prepayment Penalties                                57.33%
---------------------------------------------------------------------------

(1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 1.36% and 0.21% of the Aggregate Group I Principal Balance, respectively.


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 6.501 -  7.000                                                        19               $2,961,149.14           1.45%
 7.001 -  7.500                                                       105               13,285,885.97           6.49
 7.501 -  8.000                                                       235               29,487,590.51          14.41
 8.001 -  8.500                                                       249               28,261,410.00          13.81
 8.501 -  9.000                                                       311               32,987,511.98          16.12
 9.001 -  9.500                                                       227               22,164,910.82          10.83
 9.501 - 10.000                                                       269               21,544,358.88          10.53
10.001 - 10.500                                                       221               15,637,023.80           7.64
10.501 - 11.000                                                       175               10,550,828.85           5.16
11.001 - 11.500                                                       108                5,628,677.88           2.75
11.501 - 12.000                                                       140                6,480,007.00           3.17
12.001 - 12.500                                                       121                3,808,224.39           1.86
12.501 - 13.000                                                        92                3,381,037.23           1.65
13.001 - 13.500                                                        68                2,239,194.93           1.09
13.501 - 14.000                                                       149                3,937,039.03           1.92
14.001 - 14.500                                                        41                1,308,831.53           0.64
14.501 - 15.000                                                        19                  650,944.98           0.32
15.001 - 15.500                                                         6                  217,343.64           0.11
15.501 - 16.000                                                         3                   27,626.71           0.01
16.501 - 17.000                                                         1                   37,611.86           0.02
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Loan-To-Value Ratio (%)                                Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 0.001 -   5.000                                                        7                  $59,547.95           0.03%
 5.001 -  10.000                                                       57                1,176,578.23           0.58
10.001 -  15.000                                                       99                2,581,325.62           1.26
15.001 -  20.000                                                      364                9,906,797.47           4.84
20.001 -  25.000                                                       97                4,016,830.73           1.96
25.001 -  30.000                                                       69                3,453,450.82           1.69
30.001 -  35.000                                                       57                2,647,478.48           1.29
35.001 -  40.000                                                       27                2,142,945.45           1.05
40.001 -  45.000                                                       21                1,553,839.38           0.76
45.001 -  50.000                                                       48                2,861,320.30           1.40
50.001 -  55.000                                                       31                2,410,724.66           1.18
55.001 -  60.000                                                       67                5,253,997.82           2.57
60.001 -  65.000                                                       76                5,862,111.53           2.87
65.001 -  70.000                                                      142               11,674,170.79           5.71
70.001 -  75.000                                                      234               22,175,910.64          10.84
75.001 -  80.000                                                      491               46,450,828.81          22.70
80.001 -  85.000                                                      218               26,071,417.23          12.74
85.001 -  90.000                                                      280               32,858,811.18          16.06
90.001 -  95.000                                                      117               14,725,787.98           7.20
95.001 - 100.000                                                       57                6,713,334.06           3.28
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
      0.01 -  25,000.00                                               457               $8,175,560.32           4.00%
 25,000.01 -  50,000.00                                               598               21,945,270.30          10.73
 50,000.01 -  75,000.00                                               460               28,454,762.45          13.91
 75,000.01 - 100,000.00                                               339               29,420,320.31          14.38
100,000.01 - 125,000.00                                               245               27,394,891.96          13.39
125,000.01 - 150,000.00                                               151               20,548,386.24          10.04
150,000.01 - 175,000.00                                               102               16,535,632.25           8.08
175,000.01 - 200,000.00                                                58               10,899,518.75           5.33
200,000.01 - 225,000.00                                                39                8,176,281.27           4.00
225,000.01 - 250,000.00                                                29                6,869,641.31           3.36
250,000.01 - 275,000.00                                                19                5,064,885.02           2.48
275,000.01 - 300,000.00                                                18                5,198,992.17           2.54
300,000.01 - 325,000.00                                                13                4,014,381.10           1.96
325,000.01 - 350,000.00                                                 8                2,718,830.73           1.33
350,000.01 - 375,000.00                                                10                3,617,039.17           1.77
375,000.01 - 400,000.00                                                 7                2,730,830.17           1.33
425,000.01 - 450,000.00                                                 1                  449,277.44           0.22
450,000.01 - 475,000.00                                                 3                1,394,197.11           0.68
475,000.01 - 500,000.00                                                 2                  988,511.06           0.48
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
No Prepayment Penalty                                               1,306              $87,292,596.40          42.67%
6                                                                       1                  123,262.13           0.06
12                                                                    137               18,198,337.77           8.89
18                                                                      1                  182,490.68           0.09
24                                                                     64                3,762,809.27           1.84
30                                                                      3                  311,649.62           0.15
36                                                                    709               62,837,569.04          30.71
42                                                                     11                1,287,552.52           0.63
48                                                                      3                  266,267.49           0.13
60                                                                    324               30,334,674.21          14.83
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
  1 -  12                                                              15               $1,274,117.78           0.62%
 13 -  24                                                              14                1,677,876.27           0.82
 25 -  36                                                              13                1,201,672.50           0.59
 37 -  48                                                               6                  310,663.15           0.15
 49 -  60                                                               6                  242,790.99           0.12
 61 -  72                                                               7                  246,908.81           0.12
 73 -  84                                                               7                  146,970.66           0.07
 85 -  96                                                              13                  552,032.96           0.27
 97 - 108                                                              31                1,090,992.43           0.53
109 - 120                                                              48                3,492,773.23           1.71
121 - 132                                                              40                1,551,128.01           0.76
133 - 144                                                              36                2,485,043.43           1.21
145 - 156                                                             180                9,935,145.17           4.86
157 - 168                                                             396               18,615,691.85           9.10
169 - 180                                                             837               70,277,980.56          34.35
181 - 192                                                               6                  365,441.20           0.18
193 - 204                                                              20                1,076,937.98           0.53
205 - 216                                                              59                3,177,662.77           1.55
217 - 228                                                              76                4,791,941.42           2.34
229 - 240                                                             125                8,756,535.62           4.28
253 - 264                                                               1                  105,384.88           0.05
277 - 288                                                               2                  315,142.14           0.15
289 - 300                                                               1                  312,875.02           0.15
301 - 312                                                               2                  218,904.33           0.11
313 - 324                                                              19                2,344,715.02           1.15
325 - 336                                                             131               11,244,919.24           5.50
337 - 348                                                             173               20,404,390.89           9.97
349 - 360                                                             295               38,380,570.82          18.76
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Occupancy Status                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Owner Occupied                                                      2,246             $181,401,201.06           88.66%
Non-Owner Occupied                                                    313               23,196,008.07           11.34
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13          100.00%
                                                   =======================    ========================    =========================


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Credit Grade                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
A                                                                   1,984             $156,050,731.40           76.27%
B                                                                     458               39,342,246.14           19.23
C                                                                     117                9,204,231.59            4.50
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13          100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
FICO Score                                             Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Not Available                                                          12                 $427,656.46           0.21%
526 - 550                                                             111                8,065,486.24           3.94
551 - 575                                                             176               16,012,142.24           7.83
576 - 600                                                             320               30,207,051.45          14.76
601 - 625                                                             484               37,162,352.62          18.16
626 - 650                                                             540               41,433,931.41          20.25
651 - 675                                                             379               29,512,514.69          14.42
676 - 700                                                             240               17,423,870.26           8.52
701 - 725                                                             128               10,852,158.65           5.30
726 - 750                                                              96                7,828,167.15           3.83
751 - 775                                                              49                3,686,746.29           1.80
776 - 800                                                              20                1,753,058.99           0.86
801 - 825                                                               4                  232,072.68           0.11
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Documentation Type                                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Full Doc                                                            2,236             $170,934,291.16          83.55%
SI                                                                    135               14,632,386.74           7.15
Lite Doc                                                              139               12,600,993.11           6.16
AIV                                                                    49                6,429,538.12           3.14
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Property Type                                          Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Residential                                                         2,538             $201,397,916.36           98.44%
Mixed-Use                                                              21                3,199,292.77            1.56
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13          100.00%
                                                   =======================    ========================    =========================

Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 1.36% and 0.21% of the Aggregate Group I Principal Balance, respectively.


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Loan Purpose                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Refinance (Cash-out)                                                1,077              $96,112,090.07           46.98%
Purchase                                                              900               58,715,228.35           28.70
Refinance (Rate/Term)                                                 527               47,495,487.10           23.21
Unknown                                                                55                2,274,403.61            1.11
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13          100.00%
                                                   =======================    ========================    =========================



--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group I           Aggregate Group I            Aggregate Group I
Geographic Location                                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Pennsylvania                                                          356              $23,130,426.50          11.31%
New York                                                              171               20,368,511.01           9.96
New Jersey                                                            193               19,664,867.45           9.61
North Carolina                                                        155               12,003,366.76           5.87
Missouri                                                              166               11,956,113.46           5.84
California                                                            108               10,986,295.52           5.37
Ohio                                                                  129               10,408,006.59           5.09
Florida                                                               127                8,420,624.19           4.12
Maryland                                                               88                7,690,570.12           3.76
Massachusetts                                                          65                6,173,955.44           3.02
Kansas                                                                 68                5,504,121.83           2.69
New Mexico                                                             50                5,385,496.97           2.63
Arizona                                                                55                5,195,867.26           2.54
Washington                                                             48                4,708,666.55           2.30
Colorado                                                               45                4,172,052.64           2.04
Georgia                                                                51                3,595,715.19           1.76
Tennessee                                                              53                3,505,733.77           1.71
Illinois                                                               46                3,313,086.34           1.62
Indiana                                                                49                3,118,400.83           1.52
Minnesota                                                              32                3,109,782.36           1.52
South Carolina                                                         43                2,783,742.51           1.36
Delaware                                                               37                2,645,382.49           1.29
Oregon                                                                 29                2,420,255.48           1.18
South Dakota                                                           55                2,359,249.85           1.15
Utah                                                                   26                2,251,480.42           1.10
Connecticut                                                            23                2,143,952.19           1.05
Nevada                                                                 37                2,127,527.23           1.04
Iowa                                                                   47                2,074,660.38           1.01
Michigan                                                               37                2,066,156.42           1.01
Virginia                                                               27                1,916,147.96           0.94
Rhode Island                                                           17                1,568,196.39           0.77
Nebraska                                                               30                1,383,775.42           0.68
New Hampshire                                                          12                1,075,524.51           0.53
Idaho                                                                  15                1,056,969.43           0.52
Kentucky                                                               15                1,035,368.29           0.51
Wisconsin                                                              16                1,025,610.29           0.50
Montana                                                                10                  841,949.20           0.41
Oklahoma                                                               16                  686,714.48           0.34
Maine                                                                   5                  288,728.20           0.14
Texas                                                                   3                  223,791.20           0.11
Vermont                                                                 3                  177,101.64           0.09
North Dakota                                                            1                   33,264.37           0.02
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                               2,559             $204,597,209.13         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS



Summary Statistics
----------------------------------------------------------------------------
Cut-off Date Principal Balance                               $78,451,258.60
   Number of Mortgage Loans                                             654
   Minimum                                                       $16,080.92
   Maximum                                                      $468,671.57
   Average                                                      $119,956.05
LTV Ratio
   Minimum                                                           36.44%
   Maximum                                                          100.00%
   Weighted Average                                                  81.70%
Current Mortgage Rate
   Minimum                                                           6.990%
   Maximum                                                          13.450%
   Weighted Average                                                  9.309%
Remaining Term
   Minimum                                                       163 Months
   Maximum                                                       360 Months
   Weighted Average                                              351 Months
Seasoning
   Minimum                                                         0 Months
   Maximum                                                        27 Months
   Weighted Average                                                9 Months
Product Type
   Fully Amortizing Adjustable Rate Mortgage Loans                  100.00%
Lien Position
   First                                                            100.00%
Property Type
   Residential                                                      100.00%
Occupancy Status
   Owner Occupied                                                    93.87%
   Non-Owner Occupied                                                 6.13%
Geographic Concentration (> 5.00%)
   California                                                        10.33%
   Illinois                                                           8.08%
   Nevada                                                             7.64%
   South Dakota                                                       6.45%
   Pennsylvania                                                       6.32%
   New Jersey                                                         6.08%
   Number of States                                                      38
   Largest Zip Code Concentration (MT / 59901)                        1.52%
% of Loans with Prepayment Penalties                                 81.96%
----------------------------------------------------------------------------


--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS




Summary of Adjustable Rate Statistics
-----------------------------------------------------------------------------
Product Type
   2/28 Mortgage                                                      94.87%
   3/27 Mortgage                                                       5.13%
Index Type
   Six-Month LIBOR                                                   100.00%
Minimum Mortgage Rate
   Minimum                                                            6.990%
   Maximum                                                           13.450%
   Weighted Average                                                   9.299%
Maximum Mortgage Rate
   Minimum                                                           11.750%
   Maximum                                                           19.545%
   Weighted Average                                                  15.506%
Initial Rate Cap
   Minimum                                                            2.000%
   Maximum                                                            3.000%
   Weighted Average                                                   2.680%
Periodic Rate Cap
   Minimum                                                            1.000%
   Maximum                                                            2.000%
   Weighted Average                                                   1.345%
Gross Margin
   Minimum                                                            3.690%
   Maximum                                                           15.375%
   Weighted Average                                                   6.075%
Months to Next Adjustment Date
   Minimum                                                          3 Months
   Maximum                                                         34 Months
   Weighted Average                                                16 Months
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Current Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 6.501 -  7.000                                                         8                 $894,172.28           1.14%
 7.001 -  7.500                                                        27                3,706,971.81           4.73
 7.501 -  8.000                                                        57                7,032,776.67           8.96
 8.001 -  8.500                                                        61                9,339,231.88          11.90
 8.501 -  9.000                                                       112               14,058,643.30          17.92
 9.001 -  9.500                                                       108               12,014,183.98          15.31
 9.501 - 10.000                                                       115               14,243,351.49          18.16
10.001 - 10.500                                                        66                7,189,452.92           9.16
10.501 - 11.000                                                        52                5,256,732.96           6.70
11.001 - 11.500                                                        19                2,465,574.95           3.14
11.501 - 12.000                                                        18                1,681,375.82           2.14
12.001 - 12.500                                                         8                  486,867.01           0.62
12.501 - 13.000                                                         2                   63,276.65           0.08
13.001 - 13.500                                                         1                   18,646.88           0.02
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Loan-To-Value Ratio (%)                                Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
35.001 -  40.000                                                        2                  $48,540.26           0.06%
45.001 -  50.000                                                        5                  397,268.76           0.51
50.001 -  55.000                                                        7                  849,001.02           1.08
55.001 -  60.000                                                        3                  635,132.11           0.81
60.001 -  65.000                                                       14                1,751,298.48           2.23
65.001 -  70.000                                                       26                3,351,254.56           4.27
70.001 -  75.000                                                       69                6,754,438.67           8.61
75.001 -  80.000                                                      253               27,982,905.40          35.67
80.001 -  85.000                                                       86               11,670,492.51          14.88
85.001 -  90.000                                                      162               21,891,429.99          27.90
90.001 -  95.000                                                       19                2,130,342.26           2.72
95.001 - 100.000                                                        8                  989,154.58           1.26
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
      0.01 -  25,000.00                                                 8                 $165,692.38           0.21%
 25,000.01 -  50,000.00                                                58                2,366,660.85           3.02
 50,000.01 -  75,000.00                                               122                7,642,615.76           9.74
 75,000.01 - 100,000.00                                               129               11,493,470.28          14.65
100,000.01 - 125,000.00                                               106               11,864,133.21          15.12
125,000.01 - 150,000.00                                                77               10,522,986.33          13.41
150,000.01 - 175,000.00                                                48                7,721,319.53           9.84
175,000.01 - 200,000.00                                                32                5,917,414.69           7.54
200,000.01 - 225,000.00                                                19                4,012,210.86           5.11
225,000.01 - 250,000.00                                                10                2,354,227.63           3.00
250,000.01 - 275,000.00                                                13                3,386,335.02           4.32
275,000.01 - 300,000.00                                                10                2,858,835.29           3.64
300,000.01 - 325,000.00                                                 5                1,545,928.50           1.97
325,000.01 - 350,000.00                                                 5                1,665,395.71           2.12
350,000.01 - 375,000.00                                                 3                1,101,169.13           1.40
375,000.01 - 400,000.00                                                 3                1,175,576.20           1.50
400,000.01 - 425,000.00                                                 2                  835,924.28           1.07
425,000.01 - 450,000.00                                                 1                  432,000.00           0.55
450,000.01 - 475,000.00                                                 3                1,389,362.95           1.77
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
No Prepayment Penalty                                                 138              $14,153,868.67           18.04%
6                                                                       1                  107,893.32            0.14
12                                                                     16                2,203,902.76            2.81
24                                                                    339               42,219,645.74           53.82
36                                                                    153               19,016,566.65           24.24
60                                                                      7                  749,381.46            0.96
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60          100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
157 - 168                                                               1                  $44,437.06           0.06%
217 - 228                                                               1                   49,290.62           0.06
325 - 336                                                               1                  170,769.40           0.22
337 - 348                                                             318               35,458,360.57          45.20
349 - 360                                                             333               42,728,400.95          54.46
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Occupancy Status                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Owner Occupied                                                        604              $73,646,045.15           93.87%
Non-Owner Occupied                                                     50                4,805,213.45            6.13
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60          100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Credit Grade                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
A                                                                     400              $49,417,901.06           62.99%
B                                                                     195               22,117,163.27           28.19
C                                                                      59                6,916,194.27            8.82
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60          100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
FICO Score                                             Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Not Available                                                           2                 $183,952.37           0.23%
526 - 550                                                              61                7,317,510.95           9.33
551 - 575                                                              88               10,361,756.64          13.21
576 - 600                                                              94               10,566,350.24          13.47
601 - 625                                                             153               17,528,319.16          22.34
626 - 650                                                             121               14,614,402.81          18.63
651 - 675                                                              72                9,786,280.55          12.47
676 - 700                                                              28                3,505,380.04           4.47
701 - 725                                                              15                1,349,637.52           1.72
726 - 750                                                              10                1,737,567.70           2.21
751 - 775                                                               7                1,185,006.26           1.51
776 - 800                                                               2                  169,783.62           0.22
826 - 850                                                               1                  145,310.74           0.19
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Documentation Type                                     Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Full Doc                                                              522              $61,253,747.09          78.08%
SI                                                                     56                7,064,812.11           9.01
Lite Doc                                                               47                5,805,184.65           7.40
AIV                                                                    29                4,327,514.75           5.52
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Property Type                                          Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Residential                                                           654              $78,451,258.60           100.00%
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60           100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Loan Purpose                                           Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Refinance (Cash-out)                                                  270              $33,680,554.23           42.93%
Purchase                                                              189               22,086,283.53           28.15
Refinance (Rate/Term)                                                 146               17,360,320.61           22.13
Unknown                                                                49                5,324,100.23            6.79
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60          100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Geographic Location                                    Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
California                                                             47               $8,107,890.37          10.33%
Illinois                                                               43                6,342,074.01           8.08
Nevada                                                                 46                5,991,953.78           7.64
South Dakota                                                           52                5,058,298.82           6.45
Pennsylvania                                                           50                4,956,515.78           6.32
New Jersey                                                             33                4,773,449.23           6.08
North Carolina                                                         38                3,815,373.54           4.86
Michigan                                                               31                3,398,021.62           4.33
Wisconsin                                                              26                2,676,841.61           3.41
Maryland                                                               23                2,673,877.11           3.41
Montana                                                                18                2,421,884.46           3.09
Delaware                                                               15                2,150,802.00           2.74
Minnesota                                                              12                2,130,334.68           2.72
Georgia                                                                15                2,065,865.60           2.63
Ohio                                                                   20                1,819,621.01           2.32
Kansas                                                                 15                1,782,644.56           2.27
Massachusetts                                                           8                1,613,632.53           2.06
South Carolina                                                         15                1,566,602.41           2.00
Colorado                                                               11                1,516,885.30           1.93
Missouri                                                               13                1,349,455.52           1.72
Washington                                                             10                1,303,546.34           1.66
Florida                                                                10                1,138,813.08           1.45
Indiana                                                                10                1,084,833.59           1.38
Iowa                                                                   16                  967,585.73           1.23
Kentucky                                                                9                  911,371.63           1.16
Oklahoma                                                               10                  891,740.76           1.14
Nebraska                                                               16                  863,429.31           1.10
Oregon                                                                  4                  741,751.08           0.95
Idaho                                                                   5                  736,121.98           0.94
Arizona                                                                 6                  717,002.01           0.91
Tennessee                                                               7                  586,445.14           0.75
New York                                                                4                  576,217.78           0.73
New Mexico                                                              4                  497,236.49           0.63
Virginia                                                                2                  394,672.66           0.50
Texas                                                                   3                  277,309.77           0.35
New Hampshire                                                           3                  252,006.29           0.32
Connecticut                                                             2                  227,472.31           0.29
North Dakota                                                            2                   71,678.71           0.09
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Minimum Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 6.501 -  7.000                                                         8                 $894,172.28           1.14%
 7.001 -  7.500                                                        27                3,706,971.81           4.73
 7.501 -  8.000                                                        58                7,157,667.58           9.12
 8.001 -  8.500                                                        61                9,339,231.88          11.90
 8.501 -  9.000                                                       112               14,066,104.32          17.93
 9.001 -  9.500                                                       110               12,327,573.72          15.71
 9.501 - 10.000                                                       115               14,226,334.77          18.13
10.001 - 10.500                                                        65                7,063,037.47           9.00
10.501 - 11.000                                                        50                4,954,423.46           6.32
11.001 - 11.500                                                        19                2,465,574.95           3.14
11.501 - 12.000                                                        18                1,681,375.82           2.14
12.001 - 12.500                                                         8                  486,867.01           0.62
12.501 - 13.000                                                         2                   63,276.65           0.08
13.001 - 13.500                                                         1                   18,646.88           0.02
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Maximum Mortgage Rate (%)                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
11.501 - 12.000                                                         2                 $390,346.24           0.50%
12.501 - 13.000                                                         8                  894,172.28           1.14
13.001 - 13.500                                                        27                3,902,758.82           4.97
13.501 - 14.000                                                        42                5,148,559.06           6.56
14.001 - 14.500                                                        47                7,181,224.47           9.15
14.501 - 15.000                                                       100               12,339,918.27          15.73
15.001 - 15.500                                                        95               10,094,571.00          12.87
15.501 - 16.000                                                       120               14,647,499.95          18.67
16.001 - 16.500                                                        86               10,070,358.25          12.84
16.501 - 17.000                                                        64                7,308,289.37           9.32
17.001 - 17.500                                                        20                2,624,363.43           3.35
17.501 - 18.000                                                        21                2,101,461.49           2.68
18.001 - 18.500                                                        13                1,113,482.74           1.42
18.501 - 19.000                                                         6                  489,837.28           0.62
19.001 - 19.500                                                         2                  123,016.99           0.16
19.501 - 20.000                                                         1                   21,398.96           0.03
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Initial Rate Cap (%)                                   Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
2.000                                                                 202              $25,085,960.64           31.98%
3.000                                                                 452               53,365,297.96           68.02
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60          100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Periodic Rate Cap (%)                                  Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
1.000                                                                 196              $24,433,797.22           31.15%
1.500                                                                 457               53,914,182.01           68.72
2.000                                                                   1                  103,279.37            0.13
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60          100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Gross Margin (%)                                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 3.501 -  4.000                                                         1                 $178,364.02           0.23%
 4.001 -  4.500                                                         4                  441,985.18           0.56
 4.501 -  5.000                                                       219               26,093,109.07          33.26
 5.001 -  5.500                                                       130               14,142,826.97          18.03
 5.501 -  6.000                                                        68                9,053,674.60          11.54
 6.001 -  6.500                                                        71                9,395,130.70          11.98
 6.501 -  7.000                                                        63                7,756,789.25           9.89
 7.001 -  7.500                                                        32                3,951,942.86           5.04
 7.501 -  8.000                                                        11                1,067,433.73           1.36
 8.001 -  8.500                                                        11                1,563,154.09           1.99
 8.501 -  9.000                                                        12                1,267,884.00           1.62
 9.001 -  9.500                                                         8                  929,364.12           1.18
 9.501 - 10.000                                                         7                  769,820.53           0.98
10.001 - 10.500                                                         5                  611,437.88           0.78
10.501 - 11.000                                                         5                  544,017.47           0.69
11.001 - 11.500                                                         2                  161,223.26           0.21
11.501 - 12.000                                                         3                  278,909.32           0.36
12.001 - 12.500                                                         1                  137,346.09           0.18
15.001 - 15.500                                                         1                  106,845.46           0.14
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.601       100.00%
                                                   =======================    ========================    =========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Months to Next Adjustment Date                         Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------------    -----------------------    ------------------------    -------------------------
 1 -  6                                                                71               $8,408,495.27          10.72%
 7 - 12                                                               230               25,350,904.01          32.31
13 - 18                                                                55                6,134,768.90           7.82
19 - 24                                                               285               36,776,952.39          46.88
25 - 30                                                                 3                  223,767.63           0.29
31 - 36                                                                10                1,556,370.40           1.98
-----------------------------------------------    -----------------------    ------------------------    -------------------------
Total                                                                 654              $78,451,258.60         100.00%
                                                   =======================    ========================    =========================

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                             BOND SUMMARY (to Call)
                             ----------------------


Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               2.01           1.36          1.01          0.79           0.64          0.45           0.33
Modified Duration (years)*         1.94           1.32          0.98          0.77           0.63          0.44           0.32
First Principal Payment           6/25/02       6/25/02        6/25/02       6/25/02       6/25/02        6/25/02       6/25/02
Last Principal Payment            2/25/07       8/25/05       10/25/04       4/25/04       11/25/03       6/25/03       3/25/03
Principal Window (months)           57             39            29            23             18            13             10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.07           4.16          3.00          2.21           1.79          1.24           0.90
Modified Duration (years)*         5.12           3.67          2.72          2.05           1.67          1.18           0.86
First Principal Payment           2/25/07       8/25/05       10/25/04       4/25/04       11/25/03       6/25/03       3/25/03
Last Principal Payment            3/25/10       10/25/07       6/25/06       1/25/05       7/25/04       11/25/03       7/25/03
Principal Window (months)           38             27            21            10             9              6             5

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.54           6.66          5.00          3.65           2.46          1.71           1.24
Modified Duration (years)*         7.18           5.40          4.24          3.20           2.24          1.59           1.17
First Principal Payment           3/25/10       10/25/07       6/25/06       1/25/05       7/25/04       11/25/03       7/25/03
Last Principal Payment            1/25/14       8/25/10        8/25/08       5/25/07       4/25/05        5/25/04       11/25/03
Principal Window (months)           47             35            27            29             10             7             5

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               12.89          9.69          7.32          5.76           4.33          2.18           1.58
Modified Duration (years)*         8.58           7.04          5.69          4.69           3.66          1.98           1.46
First Principal Payment           1/25/14       8/25/10        8/25/08       5/25/07       4/25/05        5/25/04       11/25/03
Last Principal Payment            8/25/15       11/25/12       4/25/10       7/25/08       5/25/07       11/25/04       3/25/04
Principal Window (months)           20             28            21            15             26             7             5

Class AV-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.67           4.04          2.95          2.21           1.68          0.98           0.68
Modified Duration (years)*         5.07           3.70          2.75          2.09           1.61          0.95           0.66
First Principal Payment           6/25/02       6/25/02        6/25/02       6/25/02       6/25/02        6/25/02       6/25/02
Last Principal Payment            8/25/15       11/25/12       4/25/10       7/25/08       5/25/07        2/25/05       4/25/04
Principal Window (months)           159           126            95            74             60            33             23

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.53           6.85          5.21          4.45           4.29          3.33           2.44
Modified Duration (years)*         6.84           5.30          4.25          3.75           3.65          2.91           2.20
First Principal Payment           4/25/07       8/25/05        8/25/05      11/25/05       2/25/06        2/25/05       4/25/04
Last Principal Payment            8/25/15       11/25/12       4/25/10       7/25/08       5/25/07       11/25/05       11/25/04
Principal Window (months)           101            88            57            33             16            10             8

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.53           6.85          5.18          4.32           3.94          3.45           2.44
Modified Duration (years)*         6.68           5.20          4.17          3.60           3.34          2.98           2.18
First Principal Payment           4/25/07       8/25/05        7/25/05       8/25/05       10/25/05      11/25/05       10/25/04
Last Principal Payment            8/25/15       11/25/12       4/25/10       7/25/08       5/25/07       11/25/05       11/25/04
Principal Window (months)           101            88            58            36             20             1             2

Class B-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.53           6.85          5.17          4.25           3.79          3.27           2.27
Modified Duration (years)*         6.60           5.15          4.13          3.53           3.21          2.83           2.03
First Principal Payment           4/25/07       8/25/05        6/25/05       7/25/05       8/25/05        6/25/05       7/25/04
Last Principal Payment            8/25/15       11/25/12       4/25/10       7/25/08       5/25/07       11/25/05       11/25/04
Principal Window (months)           101            88            59            37             22             6             5

Class B-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.54           6.85          5.16          4.23           3.71          3.09           2.16
Modified Duration (years)*         6.47           5.07          4.07          3.47           3.12          2.67           1.93
First Principal Payment           4/25/07       8/25/05        6/25/05       6/25/05       7/25/05        5/25/05       6/25/04
Last Principal Payment            8/25/15       11/25/12       4/25/10       7/25/08       5/25/07       11/25/05       11/25/04
Principal Window (months)           101            88            59            38             23             7             6

*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               2.01           1.36          1.01          0.79           0.64          0.45           0.33
Modified Duration (years)*         1.94           1.32          0.98          0.77           0.63          0.44           0.32
First Principal Payment           6/25/02       6/25/02        6/25/02       6/25/02       6/25/02        6/25/02       6/25/02
Last Principal Payment            2/25/07       8/25/05       10/25/04       4/25/04       11/25/03       6/25/03       3/25/03
Principal Window (months)           57             39            29            23             18            13             10

Class AF-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.07           4.16          3.00          2.21           1.79          1.24           0.90
Modified Duration (years)*         5.12           3.67          2.72          2.05           1.67          1.18           0.86
First Principal Payment           2/25/07       8/25/05       10/25/04       4/25/04       11/25/03       6/25/03       3/25/03
Last Principal Payment            3/25/10       10/25/07       6/25/06       1/25/05       7/25/04       11/25/03       7/25/03
Principal Window (months)           38             27            21            10             9              6             5

Class AF-3
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.54           6.66          5.00          3.65           2.46          1.71           1.24
Modified Duration (years)*         7.18           5.40          4.24          3.20           2.24          1.59           1.17
First Principal Payment           3/25/10       10/25/07       6/25/06       1/25/05       7/25/04       11/25/03       7/25/03
Last Principal Payment            1/25/14       8/25/10        8/25/08       5/25/07       4/25/05        5/25/04       11/25/03
Principal Window (months)           47             35            27            29             10             7             5

Class AF-4
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               12.98         10.02          7.62          6.07           4.64          2.18           1.58
Modified Duration (years)*         8.62           7.20          5.86          4.88           3.88          1.98           1.46
First Principal Payment           1/25/14       8/25/10        8/25/08       5/25/07       4/25/05        5/25/04       11/25/03
Last Principal Payment            6/25/16       10/25/14      12/25/11       1/25/10       10/25/08      11/25/04       3/25/04
Principal Window (months)           30             51            41            33             43             7             5

Class AV-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.57           4.68          3.55          2.74           2.10          0.98           0.68
Modified Duration (years)*         5.70           4.18          3.23          2.53           1.97          0.95           0.66
First Principal Payment           6/25/02       6/25/02        6/25/02       6/25/02       6/25/02        6/25/02       6/25/02
Last Principal Payment           12/25/27       6/25/22       12/25/17       8/25/15       10/25/13       2/25/05       4/25/04
Principal Window (months)           307           241            187           159           137            33             23

Class M-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.21          7.36          5.73          4.88           4.64          5.02           3.77
Modified Duration (years)*         7.09           5.53          4.53          4.01           3.88          4.15           3.25
First Principal Payment           4/25/07       8/25/05        8/25/05      11/25/05       2/25/06        2/25/05       4/25/04
Last Principal Payment            2/25/24       5/25/18        8/25/15       7/25/13       6/25/11        5/25/10       3/25/08
Principal Window (months)           203           154            121           93             65            64             48

Class M-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.12          7.31          5.65          4.71           4.25          3.92           2.70
Modified Duration (years)*         6.88           5.40          4.41          3.83           3.55          3.33           2.39
First Principal Payment           4/25/07       8/25/05        7/25/05       8/25/05       10/25/05      11/25/05       10/25/04
Last Principal Payment            3/25/22       10/25/16       2/25/15       6/25/12       8/25/10        2/25/08       7/25/06
Principal Window (months)           180           135            116           83             59            28             22

Class B-1
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.93           7.24          5.52          4.54           4.02          3.42           2.39
Modified Duration (years)*         6.74           5.32          4.31          3.70           3.36          2.94           2.13
First Principal Payment           4/25/07       8/25/05        6/25/05       7/25/05       8/25/05        6/25/05       7/25/04
Last Principal Payment            1/25/20       11/25/15       9/25/13       4/25/11       8/25/09        6/25/07       1/25/06
Principal Window (months)           154           124            100           70             49            25             19

Class B-2
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.68           7.05          5.31          4.36           3.81          3.16           2.21
Modified Duration (years)*         6.52           5.15          4.15          3.55           3.19          2.72           1.97
First Principal Payment           4/25/07       8/25/05        6/25/05       6/25/05       7/25/05        5/25/05       6/25/04
Last Principal Payment            1/25/17       11/25/14      10/25/11      10/25/09       5/25/08        7/25/06       5/25/05
Principal Window (months)           118           112            77            53             35            15             12

*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                          Class AV-1 Cap: Base Case(1)
                          ----------------------------

                            Class                                        Class                                       Class
   Period       Date       AV-1 Cap             Period      Date       AV-1 Cap             Period       Date       AV-1 Cap
   ------       ----       --------             ------      ----       --------             ------       ----       --------
     1        06/25/02      14.00%                33      02/25/05       8.41%                65       10/25/07      8.67%
     2        07/25/02      8.70%                 34      03/25/05       9.31%                66       11/25/07      8.39%
     3        08/25/02      8.42%                 35      04/25/05       8.41%                67       12/25/07      8.67%
     4        09/25/02      8.42%                 36      05/25/05       8.69%                68       01/25/08      8.39%
     5        10/25/02      8.70%                 37      06/25/05       8.41%                69       02/25/08      8.39%
     6        11/25/02      8.42%                 38      07/25/05       8.69%                70       03/25/08      8.97%
     7        12/25/02      8.70%                 39      08/25/05       8.41%                71       04/25/08      8.39%
     8        01/25/03      8.42%                 40      09/25/05       8.40%                72       05/25/08      8.67%
     9        02/25/03      8.42%                 41      10/25/05       8.68%                73       06/25/08      8.39%
     10       03/25/03      9.32%                 42      11/25/05       8.40%                74       07/25/08      8.67%
     11       04/25/03      8.41%                 43      12/25/05       8.68%                75       08/25/08      8.39%
     12       05/25/03      8.69%                 44      01/25/06       8.40%                76       09/25/08      8.39%
     13       06/25/03      8.41%                 45      02/25/06       8.40%                77       10/25/08      8.66%
     14       07/25/03      8.69%                 46      03/25/06       9.30%                78       11/25/08      8.38%
     15       08/25/03      8.41%                 47      04/25/06       8.40%                79       12/25/08      8.66%
     16       09/25/03      8.41%                 48      05/25/06       8.68%                80       01/25/09      8.38%
     17       10/25/03      8.69%                 49      06/25/06       8.40%                81       02/25/09      8.38%
     18       11/25/03      8.41%                 50      07/25/06       8.68%                82       03/25/09      9.28%
     19       12/25/03      8.69%                 51      08/25/06       8.40%                83       04/25/09      8.38%
     20       01/25/04      8.41%                 52      09/25/06       8.40%                84       05/25/09      8.66%
     21       02/25/04      8.41%                 53      10/25/06       8.68%                85       06/25/09      8.38%
     22       03/25/04      8.99%                 54      11/25/06       8.40%                86       07/25/09      8.66%
     23       04/25/04      8.41%                 55      12/25/06       8.68%                87       08/25/09      8.38%
     24       05/25/04      8.69%                 56      01/25/07       8.40%                88       09/25/09      8.38%
     25       06/25/04      8.41%                 57      02/25/07       8.40%                89       10/25/09      8.65%
     26       07/25/04      8.69%                 58      03/25/07       9.30%                90       11/25/09      8.37%
     27       08/25/04      8.41%                 59      04/25/07       8.40%                91       12/25/09      8.65%
     28       09/25/04      8.41%                 60      05/25/07       8.68%                92       01/25/10      8.37%
     29       10/25/04      8.69%                 61      06/25/07       8.39%                93       02/25/10      8.37%
     30       11/25/04      8.41%                 62      07/25/07       8.67%                94       03/25/10      9.27%
     31       12/25/04      8.69%                 63      08/25/07       8.39%
     32       01/25/05      8.41%                 64      09/25/07       8.39%


(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, and Six-Month LIBOR is constant at a level of 2.106%.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002

                       Class AV-1 Cap: LIBOR + 500 bps(1)
                       ----------------------------------

                               Effective                                  Effective                                   Effective
                     Class       Class                          Class       Class                           Class       Class
Period     Date     AV-1 Cap  AV-1 Cap(2)  Period    Date     AV-1 Cap   AV-1 Cap(2)   Period    Date     AV-1 Cap   AV-1 Cap(2)
------     ----     --------  -----------  ------    ----     --------   -----------   ------    ----     --------   -----------
   1     06/25/02    14.00%      14.00%      33    02/25/05    11.82%       11.82%       65    10/25/07    12.47%       12.47%
   2     07/25/02    8.70%       13.22%      34    03/25/05    13.24%       13.24%       66    11/25/07    12.07%       12.07%
   3     08/25/02    8.42%       12.95%      35    04/25/05    12.03%       12.03%       67    12/25/07    12.47%       12.47%
   4     09/25/02    8.42%       12.96%      36    05/25/05    12.43%       12.43%       68    01/25/08    12.07%       12.07%
   5     10/25/02    8.70%       13.27%      37    06/25/05    12.03%       12.03%       69    02/25/08    12.07%       12.07%
   6     11/25/02    8.42%       13.03%      38    07/25/05    12.45%       12.45%       70    03/25/08    12.90%       12.90%
   7     12/25/02    8.70%       13.35%      39    08/25/05    12.05%       12.05%       71    04/25/08    12.07%       12.07%
   8     01/25/03    8.42%       13.11%      40    09/25/05    12.05%       12.05%       72    05/25/08    12.47%       12.47%
   9     02/25/03    8.42%       13.16%      41    10/25/05    12.45%       12.45%       73    06/25/08    12.07%       12.07%
  10     03/25/03    9.32%       14.00%      42    11/25/05    12.05%       12.05%       74    07/25/08    12.47%       12.47%
  11     04/25/03    8.42%       13.24%      43    12/25/05    12.45%       12.45%       75    08/25/08    12.07%       12.07%
  12     05/25/03    8.70%       13.57%      44    01/25/06    12.07%       12.07%       76    09/25/08    12.07%       12.07%
  13     06/25/03    8.42%       13.34%      45    02/25/06    12.07%       12.07%       77    10/25/08    12.47%       12.47%
  14     07/25/03    8.70%       13.66%      46    03/25/06    13.36%       13.36%       78    11/25/08    12.07%       12.07%
  15     08/25/03    8.42%       13.43%      47    04/25/06    12.07%       12.07%       79    12/25/08    12.47%       12.47%
  16     09/25/03    9.97%       14.00%      48    05/25/06    12.47%       12.47%       80    01/25/09    12.07%       12.07%
  17     10/25/03    10.51%      10.77%      49    06/25/06    12.07%       12.07%       81    02/25/09    12.07%       12.07%
  18     11/25/03    10.80%      11.06%      50    07/25/06    12.47%       12.47%       82    03/25/09    13.36%       13.36%
  19     12/25/03    11.16%      11.42%      51    08/25/06    12.07%       12.07%       83    04/25/09    12.07%       12.07%
  20     01/25/04    10.80%      11.07%      52    09/25/06    12.07%       12.07%       84    05/25/09    12.47%       12.47%
  21     02/25/04    10.80%      11.07%      53    10/25/06    12.47%       12.47%       85    06/25/09    12.07%       12.07%
  22     03/25/04    11.94%      12.22%      54    11/25/06    12.07%       12.07%       86    07/25/09    12.47%       12.47%
  23     04/25/04    11.28%      11.55%      55    12/25/06    12.47%       12.47%       87    08/25/09    12.07%       12.07%
  24     05/25/04    11.78%      12.06%      56    01/25/07    12.07%       12.07%       88    09/25/09    12.07%       12.07%
  25     06/25/04    11.45%      11.73%      57    02/25/07    12.07%       12.07%       89    10/25/09    12.47%       12.47%
  26     07/25/04    11.88%      11.88%      58    03/25/07    13.36%       13.36%       90    11/25/09    12.07%       12.07%
  27     08/25/04    11.50%      11.50%      59    04/25/07    12.07%       12.07%       91    12/25/09    12.47%       12.47%
  28     09/25/04    11.68%      11.68%      60    05/25/07    12.47%       12.47%       92    01/25/10    12.07%       12.07%
  29     10/25/04    12.17%      12.17%      61    06/25/07    12.07%       12.07%       93    02/25/10    12.07%       12.07%
  30     11/25/04    11.78%      11.78%      62    07/25/07    12.47%       12.47%       94    03/25/10    13.36%       13.36%
  31     12/25/04    12.19%      12.19%      63    08/25/07    12.07%       12.07%
  32     01/25/05    11.82%      11.82%      64    09/25/07    12.07%       12.07%


(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, and Six-Month LIBOR is constant at a level of 7.106%.

(2) For purposes of the column entitled "Effective Class AV-1 Cap", amounts available to the Class AV-1 Certificates from payments made under the Yield Maintenance Agreement have been taken into account.

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Series Term Sheet Dated May 28, 2002